Exhibit 10.9b

                      AMENDMENT NO. 1 TO NOTE AGREEMENT

      THIS AMENDMENT dated as of September 30, 1998 (this "Amendment") to the Note Agreement dated as of July 15, 1992 and as amended (the "Note Agreement") is between Esterline Technologies Corporation, a Delaware corporation (the "Company"); Angus Electronics Co., a Delaware corporation; Armtec Defense Products Co., a Delaware corporation; Auxitrol Co., a Delaware corporation; Auxitrol U.S.A., Inc., a Delaware corporation; Equipment Sales Co., a Connecticut corporation; Excellon Automation Co., a California corporation; Excellon U.K., a California corporation; Federal Products Co., a Delaware corporation; Federal Products U.K. Ltd., a Delaware corporation; H.A. Sales Co. (formerly Hollis Automation Co.), a Delaware corporation; Hytek Finishes Co., a Delaware corporation; Scientific Columbus Co. (formerly Jemtec Electronics Co.), a Delaware corporation; Korry Electronics Co., a Delaware corporation; Midcon Cables Co., a Delaware corporation; Republic Electronics Co., a Delaware corporation; TA Mfg. Co., a California corporation; Tulon Co., a California corporation; W.A. Whitney Co., an Illinois corporation (each of the foregoing being a direct or indirect subsidiary of the Company and hereinafter referred to individually a "Co-Obligor" and collectively as "Co-Obligors"); and The Northwestern Mutual Life Insurance Company and the Metropolitan Life Insurance Company (the "Noteholders").

                                  RECITALS:

      A. The Company, together with the Co-Obligors, and the Noteholders have heretofore entered into the Note Agreement. The Company and such Co-Obligors have heretofore issued the $40,000,000 Original Principal Amount of 8.75% Senior Notes Due July 30, 2002 (the "Notes") pursuant to the Note Agreement. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

      B. The Company, the Co-Obligors and the Noteholders now desire to amend the Note Agreement and the Notes as of September 30, 1998 (the "Effective Date") in the respects, but only in the respects, hereinafter set forth.

      C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement unless herein defined or the context shall otherwise require.

NOW THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of the Amendment set forth in [Section Sign]4.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company, the Co-Obligors and the Noteholders do hereby agree as follows:

SECTION 1.  AMENDMENTS
----------------------

      1.1. Tulon Co. shall be deleted from the title page of the Note Agreement and the definition of Co-Obligor and Co-Obligors and shall cease to be a Co-Obligor under the Note Agreement and the Note.

      1.2. The Note shall be amended to reflect the deletion described above in Section 1.1 of this Agreement.

SECTION 2.  AFFIRMATION OF THE COMPANY AND CO-OBLIGORS
------------------------------------------------------

      2.1. The Company and each Co-Obligor confirms to the Noteholders that, both before and after giving effect to the Amendment, its respective obligations under the Note Agreement and the Note remain in full force and effect, and reaffirms its obligations thereunder.

SECTION 3.  REPRESENTATIONS AND WARRANTIES
------------------------------------------

      3.1. To induce the Noteholders to execute and deliver this Amendment, the Company and each Co-Obligor represents and warrants to the Noteholders (which representations shall survive the execution and delivery of this Amendment) that:

      (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company and each Co-Obligor enforceable against it in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

      (b) the Note Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company and each Co-Obligor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

      (c) the execution, delivery and performance by the Company and each Co-Obligor of this Amendment (i) have been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, (B) violate or require any consent under or with respect to any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (C) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument;

      (d) as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing; and

      (e) since October 31, 1997, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary that, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the financial condition, operations, business or properties of the Company and its subsidiaries.

SECTION 4.  CONDITIONS PRECEDENT; MISCELLANEOUS.
------------------------------------------------

      4.1. This Amendment shall not become effective until each and everyone of the following conditions shall have been satisfied:

      (a) executed counterparts of this Amendment, duly executed by the Company, each Co-Obligor and the Noteholders, shall have been delivered to the Noteholders; and

      (b) The Noteholders shall have received a certificate, in form satisfactory to it, of an appropriate officer of the Company to the effect that the representations and warranties of the Company and each Co-Obligor set forth in [Section Sign]3 hereof are true and correct on and with respect to the date hereof.

      Upon receipt of all of the foregoing, this Amendment shall become effective as of the Effective Date referred to in Paragraph B of the Recitals.

      4.2. This Amendment shall be construed in connection with and as part of the Note Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Note Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

      4.3. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Note Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.

      4.4. The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

      4.5. This Amendment shall be governed by and construed in accordance with Illinois law.

      4.6. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                                  ESTERLINE TECHNOLOGIES CORPORATION

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Executive Vice President and Chief
                                  Financial Officer

                                  ANGUS ELECTRONICS CO.

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  ARMTEC DEFENSE PRODUCTS CO.

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  AUXITROL CO.

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  AUXITROL U.S.A., INC.

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  EQUIPMENT SALES CO.

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  EXCELLON AUTOMATION CO.

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  EXCELLON U.K.

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  FEDERAL PRODUCTS CO.

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  FEDERAL PRODUCTS U.K. LTD.

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  H.A. SALES CO.
                                  (formerly Hollis Automation Co.)

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  HYTEK FINISHES CO.

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  SCIENTIFIC COLUMBUS CO.
                                  (formerly Jemtec Electronics Co.)

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  KORRY ELECTRONICS CO.

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  MIDCON CABLES CO.

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  REPUBLIC ELECTRONICS CO.

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  TA MFG. CO.

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  TULON CO.

                                  By: /s/ R.W. Stevenson
1                                     -----------------------------------
                                  Title: Vice President

                                  W.A. WHITNEY CO.

                                  By: /s/ R.W. Stevenson
                                      -----------------------------------
                                  Title: Vice President

                                  Accepted and Agreed to as of
                                  September 30, 1998:

                                  THE NORTHWESTERN MUTUAL LIFE
                                  INSURANCE COMPANY

                                  By: /s/ John M. Bremen
                                      -----------------------------------
                                  Its: Executive Vice President, General
                                  Counsel & Secretary
        27A
                                  METROPOLITAN LIFE INSURANCE COMPANY

                                  By:  _________________________________
                                  Title:  ______________________________


        27B